PULMATRIX
Corporate Overview



PULMATRiX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the "Company"), as set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K, as may be supplemented or amended by the company's Quarterly Reports on Form-10Q. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR3100 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.

PULMATRiX

Board of Directors

Michael Higgins
Chairman



POLARIS PARTNERS

Rick Batycky, PhD
Director
nocion THERAPEUTICS





Todd Bazemore
Director
Kala PHARMACEUTICALS

Chris Cabell, MD
Director
emergent biosolutions





Mark Iwicki
Director
Kala PHARMACEUTICALS

Management & Advisors

Ted Raad
CEO & Director



Rusty Clayton, MD
Medical Director & Advisor





Michelle Siegert
Finance

Jason Perry
CMC, Pharm. Development





Aidan Curran, PhD
Research

Audrey Rossow
Clinical Operations





Steve Kramer
Quality

Rhonda Chicko
Advisor Finance Strategy





Michael Lipp, PhD
Advisor CMC Strategy

PULM (NASDAQ) Investment Highlights

Enabling Technology

- Proprietary iSPERSE platform technology that seeks to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics
- A scalable platform with applicability across drug classes and dry-powder delivery devices to support pipeline development

Innovative Therapies

- **PUR1800**: Inhaled kinase inhibitor treatment for acute exacerbations in COPD (AECOPD). Ph1b clinical study and long-term toxicology studies are underway with all data anticipated in Q4 2021. PUR1800 represents ~$2.4B U.S. peak net revenue potential[1] in AECOPD.
- **PUR3100**: Inhaled DHE, acute migraine treatment with ~$575M U.S. peak net revenue potential[1] is planned to begin Ph1 / Ph2 proof-of-concept clinical trial in Q1 2022 with data anticipated in Q4 2022
- **Pulmazole**: Inhaled anti-fungal program in Asthma patients with Allergic Bronchopulmonary Aspergillosis planned to enter Ph2b proof-of-concept clinical trial in Q1 2022 with data mid-2023. Pulmazole represents ~$1.5B U.S. peak net revenue potential.

Strong Financial Position

- Cash balances finance PULM through anticipated PUR1800 Ph1b, PUR3100 Ph1 / Ph2 and Pulmazole Ph2b data milestones

PULMATRiX

1 - Physician Interviews and Payer Interviews; ClearView Health Partners Analysis; net revenues at loss of exclusivity

Pipeline Presents Multiple Potential Value Inflection Points

iSPERSE™ enabled products span across multiple therapeutic categories

Product Pipeline	Indication	2021 (Q1–Q4) / 2022 (Q1–Q4) / 2023 (Q1–Q4)
PUR1800 *NSKI*	Acute Exacerbations in Chronic Obstructive Pulmonary Disease (AECOPD)	Ph1b → **Ph1b Data Anticipated** Tox Studies → **6- & 9-Month Toxicology Data Anticipated**
PUR3100 *DHE*	Acute Migraine	Ph1 / Ph2 → **Ph1/Ph2 (POC) Data Anticipated**
Pulmazole[1] *Anti-fungal* *(Cipla Partnership)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	Ph2b → **Ph2b (POC) Data Anticipated**

FEND[2] **(NasoCalm)**	Pulmatrix licensed NasoCalm formulations (PUR003 and PUR006), now re-branded as FEND, to Sensory Cloud in April 2020

PULMATRiX

1. Partnership with Cipla Technologies, wholly owned subsidiary of Cipla; Study start date dependent on evaluation of COVID-19 safety and clinical operations impact and partnership Joint Steering Committee approval
2. Out-license to Sensory Cloud

iSPERSE

Small Dense and Dispersible

Engineered Dry Powder
Proprietary Technology



iSPERSE Platform

Small, dense and dispersible particles designed for highly efficient respiratory delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery



Large
Porous Particle
(ARCUS®)



Small
Porous Particle
(PulmoSphere™)



1µm
iSPERSE

Small Molecule APIs with Challenging Physical/ Chemical Attributes
Amorphous or Crystalline API

APIs Limited by Predicted Efficacious Dose
Inhaled Antibiotics > 30mg; Small Molecules > 1mg

Control of Pulmonary and Systemic Exposure
Manipulation of PK Through Changes in Solid State

Dry Powder Formulation of Biologics and Macromolecules
Proteins, Peptides and Nucleic Acids for Lung Delivery

PULMATRIX

Sources: D Singh et al., *Br J Clin. Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; Hava, D. L., et al. 2020, *Br J Clin Pharmacol*: 86(4): 723-733

Pulmazole

Inhaled Antifungal
Cipla Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

- Pulmazole worldwide co-development, commercialization and 50–50 profit share partnership with Cipla Technologies represents ~$1.5B U.S. peak net revenue opportunity[1]
- iSPERSE enables itraconazole delivery to the lung, enabling Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment
- Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA
- Successful FDA Type C meeting enables anticipated Ph2b study start in Q1 2022, assuming COVID-19 pandemic risk to patient safety and study operations has abated



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Exaggerated response of the immune system to the fungus *Aspergillus* in approximately 1.5% of adult asthma patients (~300,000 U.S.)[1] and patients with cystic fibrosis

ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis

Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

Healthy Lung


L

Diseased Lung


R

Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death

PULMATRiX

1 - Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

Significant Unmet Need Exists in ABPA

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility


Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance

- Variable and Poor PK
- Drug to Drug Interactions
- Fatigue

Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRiX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract*., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

Pulmazole: Potential to Change Standard of Care for ABPA

Phase 1/1b study successfully set all endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days
~100–400 fold lower plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRiX

Source: Hava, D. L., et al. (2020). "A phase 1/1b study of PUR1900, an inhaled formulation of itraconazole, in healthy volunteers and asthmatics to study safety, tolerability and pharmacokinetics." *Br J Clin Pharmacol*: 86(4): 723-733

Pulmazole Development Plan Builds Upon Clinical Precedent of Oral Itraconazole Improvement of FEV_1 in ABPA

Oral itraconazole outcomes demonstrated in clinical literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Oral Itraconazole Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b study designs
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral itraconazole given the Ph1 results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRiX

Source: Stevens. *NEJM*. 2000;342(11):757; Wark. *J Allergy Clin Immuno*. 2003;111; 952; Agarwal *Chest* 2018;153(3): 656-664.

Phase 2b Study Intended to Demonstrate Proof of Concept in Patients with Asthma and ABPA

Successful FDA Type C meeting enables Ph2b study potential start in Q1 2022, assuming COVID-19 pandemic risk to patient safety and study operations has abated[1]

Patient Profile

Patients (M/F, ages 18–80) with confirmed asthma and ABPA


Screen
< 4 weeks >
Placebo
(n=6)
Pulmazole 20mg
(n=12)
Pulmazole 40mg
(n=12)
< 16 weeks >
Observation
< 8 weeks >
Open Label
Extension

Potential Timeline


2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4

Phase 2b Potential Start

Phase 2b Data Anticipated

Study Design

- Randomized double-blind placebo-controlled study (N=30 patients)
- Patients are dosed Pulmazole or placebo for16 weeks on top of standard of care (baseline asthma therapies, oral steroids)

Endpoints

- FEV_1
- Exacerbations
- Safety and tolerability
- ACQ-6
- Serum IgE
- Sputum culture

PULMATRIX

1 - Final Ph2b budget and study start is pending the Cipla partnership Joint-Steering-Committee approval

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

Anticipated increase of 1st line concomitant use with oral steroids drives the revenue forecast

1st Line Antifungal Usage May More than Double


30%
65%
Current Use of Antifungal 1st Line
Future Use of Antifungal 1st Line


~1.3B
U.S. ABPA Asthma
Net
Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics

Xolair Omalizumab

Xolair Annual Price: ~$40K

Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Nucala

Nucala Annual Price: ~$35K

Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

TOBI Podhaler

Tobi Podhaler Annual Price: ~$40K

TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

CINQAIR (reslizumab) Injection 100 mg/10 mL

Cinqair Annual Price: ~$25K

Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR3100

Inhaled Dihydroergotamine (DHE) for Treatment of Acute Migraine

- Significant unmet need in a large market represents ~$575M U.S. peak net revenue opportunity[1]
- Lung delivery offers many potential advantages including fast acting pain relief and symptom control with a favorable tolerability profile
- Recent commercial success of CGRP products has expanded the migraine market and demonstrated a demand for branded innovative products
- iSPERSE mitigates manufacturing / device issues leading to MAP0004 FDA complete response while enabling similar pharmacokinetics in order to pursue a similar development plan in which MAP0004 achieved Ph3 clinical endpoints



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Acute Treatment of Migraine:

Large underserved market

Large Market

>1 billion worldwide

>38 million U.S.

Affects 3x's more women than men

Large Unmet Medical Need

75% of patients not actively treated with Rx's due to poor efficacy

80% of patients on Rx's would try new therapies

High Pharmacoeconomic Burden

$38 billion annual cost – U.S. (healthcare & lost productivity)

~ 150 million lost workdays – U.S.

Acute Treatment

New preventative treatment options do not fully address the ongoing need for acute treatment of migraine

>50% of patients require acute care for breakthrough pain

PULMATRiX

Source: Migraine Research Foundation

Migraine Market is Expanding
$3.4B Sales in 2017 to $5.1B Projected Sales in 2021

CGRP have expanded the market but predominant use is for chronic not acute migraine

2018 Rx Market Share (16.5M Total Rx)

~3% CGRP
(only branded)


436K
Others
15.4M

~97% Generic
(96% Triptans)

2019 Market Share (18.7M Total Rx)

~12% CGRP
(only branded)


2.4M
Others
15.8M

~98% Generic
(96% Triptan)

Generics not meeting patient need

Key Take-Aways

- Generics account for ~98% of all migraine prescriptions, mostly generic triptan
- CGRP's demonstrated significant growth from initial launch in 2018
- CGRP class growth represents **market expansion** as total generic prescriptions were relatively unchanged 2018–2019

PULMATRIX

Source: J.P. Morgan Research

Migraine – Pulmonary Inhaled DHE Therapy Potential Advantages

What Do Patients Want?

1	2	3	4	5
Fast Acting Pain Relief (15–30 Minutes)	**Effective When Taken at Any Time During a Migraine**	**Long Lasting Relief**	**Ease of Dosing**	**Minimal Impact on Patient's Regular Activities**
Fast onset of action through early T_{max} and sustained target engagement[1,2]	Migraine upon awakening, quick to peek intensity, rescue for breakthrough	24+ hour headache relief through sustained target engagement[1,3]	Inhaled preferred over intranasal, convenient device and administration	Absence of: nausea, lethargy, medication overuse, dysgeusia[4]

Inhaled DHE ✓

[1]Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." Headache: The Journal of Head and Face Pain 51(4): 507-517.
[2]Tepper, S. J., et al. (2011). "MAP0004, Orally Inhaled Dihydroergotamine for Acute Treatment of Migraine: Efficacy of Early and Late Treatments." 86(10): 948-955.
[3]Winner, P., et al. (1996). "A double-blind study of subcutaneous dihydroergotamine vs subcutaneous sumatriptan in the treatment of acute migraine." *Arch Neurol* 53(2): 180-184.
[4]Saper, J. R., et al. (2006). "DHE in the pharmacotherapy of migraine: potential for a larger role." *Headache* 46 Suppl 4: S212-220.

PULMATRIX

Inhaled DHE (MAP0004) Can Achieve Pain Freedom in < 30 Minutes

Other acute migraine therapies have slower efficacy: triptan at ~1 hour and CGRP at ~2 hours

Significant Pain Freedom by 30 Minutes[1, 2]



% Patients
60
50
40
30
20
10
0
MAP0004
Placebo
10 Min
30 Min
60 Min
2 Hr
4 Hr
24 Hr
48 Hr
Time

Effective DHE Concentration within ~5 Minutes[3]



Mean DHE Concentration (pg/mL)
100000
10000
1000
100
1 Actuation (N=6)
2 Actuations (N=6)
4 Actuations (N=12)
6 Actuations (N=12)
IV (N=16)
0
5
10
15
20
25
30
Time (Minutes)

PUR3131-1A Plasma Levels Similar to Modelled MAP0004 in Dogs



Plasma DHE (ng/mL)
100.0
10.0
1.0
0.1
MAP0004 250 ug/kg
PUR3131-1A 250 ug/kg
0
2
4
6
8
10
12
14
16
Time (h)

PULMATRiX

Sources: [1]Aurora, S. K., et al. (2009). "A Randomized, Double Blind, Placebo-Controlled Study of MAP0004 in Adult Patients With Migraine." *Headache: The Journal of Head and Face Pain* 49(6): 826-837. [2]Aurora, S. K., et al. (2011). "MAP0004, Orally Inhaled DHE: A Randomized, Controlled Study in the Acute Treatment of Migraine." *Headache: The Journal of Head and Face Pain* 51(4): 507-517. [3]Armer, T. A., et al. (2011). "Toxicological Assessment of Dihydroergotamine after Chronic Inhalation in Dogs." *Toxicologic Pathology* 39(3): 544-552.

PUR3100 Two-Part Ph1/Ph2 Study Intended to Demonstrate Proof of Concept and Enable Pivotal Study

PUR3100 Effectiveness Evaluated in Both Part 1 and Part 2

Phase 1 (Part 1) Safety & PK	Interim Analysis Safety/PK Analysis Dose Selection	Phase 2 (Part 2) Dose Confirmation
Placebo (n=8)		Placebo (n=22)
Dose 1 (n=8)		Dose 1 (n=22)
Dose 2 (n=8)		Dose 2 (n=22)
Dose 3 (n=8)		

Healthy Migraineurs

32 patients

Randomized to dose group

Healthy Migraineurs

66 additional patients randomized evenly across 3 groups

2021

Q1	Q2	Q3	Q4

Phase 1/ Phase 2 Trial Start Anticipated

Phase 2 Data Anticipated

Part 1-Safety/PK

- Initial assessment of 32 patients of PK and acute safety in clinic
- 7 days after PK, patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

Part 2-Dose Confirmation

- Following interim safety/PK analysis, additional 66 patients are randomized across placebo or one of two doses
- Patients provided with dose to administer at home during next migraine over 28 days and record safety and efficacy data

PULMATRIX

PUR3100: $575M Peak Net Revenue Potential at LOE in the U.S.



Physician and Patient Feedback
Payer Feedback
% of triptan patients experiencing a suboptimal response
40%
% of patients ranking *"starts to show improvement by 30 minutes"* as the #1 most important product attribute
44%
% of patients responding that they would prefer PUR3100 over nasal DHE administration
~63%
% increase in likelihood that a physician will prescribe after a patient request for PUR3100
40%
% of patients who may proactively request PUR3100
40%
$575M
Peak Net Revenue
2
generic treatment failures required
8
per month quantity limit
60%
market access at $880 per month

PULMATRIX

Source: Physician Interviews; Payer Interviews; Patient Research: ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~16 years post launch; Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR1800

Inhaled p38, Syk, Src Kinase Inhibitor with Potential for AECOPD

NSKI Portfolio In-Licensed from Janssen, Including RV1162

RV1162 Reformulated Into iSPERSE Enabled PUR1800

- PUR1800 potentially represents up to ~$2.4B[1] peak net revenue opportunity in the U.S. as an inhaled non-steroidal treatment of AECOPD
- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients
- PUR1800, the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold greater lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins and potential for long-term dosing



1 Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Limited Efficacy in Standard of Care for AECOPD Moderate-to-Severe Exacerbations

Significant unmet need exists in AECOPD with underlying infection and/or steroid resistance



Noninfectious
20%
Acute
Exacerbation
in COPD
(AECOPD)
Etiology
36%
Bacterial
36%
8%
Viral
Bacterial
& Viral

AECOPD Incidence and Etiology

- **Steroids are standard of care** for moderate-to-severe acute exacerbations, which occur across all patient severity types
- ~90% of the 18M annual U.S. moderate-to-severe exacerbations are treated in outpatient setting
- **Infectious etiologies cause ~80% of acute exacerbations**
- Purulent sputum indicates management should incorporate antibiotics
- Viral exacerbations tend to last longer than bacterial exacerbations and are most often caused by rhinovirus infection
- **Steroids have limited efficacy in addressing infection induced inflammation**

PULMATRiX

Source: Hurst. *N Engl J Med.* 2010; 363:1128; Anzueto. *Am J Med Sci.* 2010;340(4)309; Celli. *Eur Respir J.* 2007;30(2):401; D-C. Man. *ERJ Open Res.* 2015;1(2); Vogelmeier. *Am J Respir Crit Care Med.* 2017; 195(5)557; Pulmatrix Internal Documents; Physician Interviews; ClearView Analysis

Narrow Spectrum Kinase Inhibitors (NSKI)

Block steroid-resistant inflammation and lung remodeling processes

PUR1800
(p38/Src/Syk)



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Syk
Src
p38
PI3K γ/δ
SHIP1
Inflammatory Mediators
Neutrophil
Eosinophil
Injury
TLRs
ROS
TLRs
Cytokine Receptors
Syk
Src
p38
Growth Factors
Cytokines
Cytokines
Lymphocyte
Growth Factors
Interstitial Macrophage

Three Primary Benefits

1

Treat Steroid-resistant Inflammation

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2

Treat Inflammation from Infections

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3

Treat Airway Remodeling

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol*. 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci*. 2013; 70(17):3199-210

RV1162 (NSKI) Reduces Steroid-resistant Inflammation in Preclinical Models

RV1162 reduces steroid insensitive, tobacco smoke-induced inflammation and restores steroid efficacy

Additional Preclinical Data

In vitro

- Verified kinase target engagement and inhibition with similar potency across p38, Src and Syk kinases
- Reduces steroid-sensitive cytokine release in human and animal cell lines with broadly similar potency (data has translational utility)

Ex vivo

- Reduces steroid-resistant inflammation in cells from COPD patients
- Reduces viral replication and infection-related inflammation in human cells

In vivo

- Reduces steroid insensitive inflammation in LPS, ovalbumin and tobacco smoke models
- Restores steroid efficacy

Inhibition of Tobacco Smoke-induced Lung Inflammation



Neutrophils (x 10⁴ Cells/mL)
12
9
6
3
0
###
###
###
***
***
***
***
***

PUR1800, µg/day	—	—	0.07	0.7	7	—	0.07	0.7
Fluticanasone propionate, µg/day	—	—	—	—	—	1.8	1.8	1.8
	AIR	SMOKE						



Therapeutic (Intranasal)
Tobacco
BAL
1
5
11
15
Days

Source: Data on File; Pulmatrix Internal Documents; ### Significant difference between each other at p<0.001; *** Significant difference from tobacco smoke control at p<0.001

PULMATRiX

First in Human Study of RV1162 (NSKI)

RV1162 study results demonstrated target engagement and ant-inflammatory effect

RV1162 Reduced p38 MAPK Phosphorylation


p38 phosphorylation
p=0.73
p=0.01
25.0
20.0
15.0
10.0
5.0
0.0
% p38 phosphorylation
Sc
d12
Sc2
d123
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils


Neutrophils
p=0.68
p=0.02
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
Sputum neutrophils (LogX10⁶ ceiling sputum)
Sc
d12
Sc2
d123
Placebo
RV1162

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

Janssen Out-Licensed NSKI Portfolio to Pulmatrix for Clinical Enablement Through iSPERSE


Micronized RV1162

iSPERSE

Particle Engineering


PUR1800 – GLP Tox Formulation

- Janssen engaged Pulmatrix to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation
- Janssen exited respiratory and licensed RV1162 and other NSKI to Pulmatrix given iSPERSE ability to enable further clinical development
- PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study

PULMATRIX

iSPERSE Enabled PUR1800 Provides Potential for Higher LUNG Dosing and Longer-Term Dosing

28-Day GLP Toxicology Study[1] Resulted in Improved PUR1800 Safety Margins Relative to RV1162

PUR1800 Results

500 µg Nominal Dose ▶ **~300 µg Lung Dose**

Dose proportional systemic exposure
Reduced potential for lung drug accumulation
No noteworthy clinical signs

Janssen RV1162 Lactose Blend Data

500 µg Nominal Dose Resulted in ~125 µg Lung Dose

Observations

- ✓ **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~2.5X lung dose than RV1162**
- ✓ **Improved physical and chemical stability of PUR1800 vs. RV1162**
- ✓ **Low drug accumulation indicates potential for longer term dosing**

PULMATRiX

1 - Data on file

PUR1800 Phase 1b Trial in Stable COPD

Phase 1b: Safety study bridging from lactose formulation to iSPERSE formulation

Randomized, double-blind, 3-way crossover study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 days of daily dosing, with 28-day crossover and 28-day follow-up

15 Stable COPD Patients

Randomized to 1 of 3 treatment arms

Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

Upcoming Milestones

2021			
Q1	Q2	Q3	Q4
Phase 1b 1st Patient Dosed (02/2021)			Phase 1b Data Anticipated

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV_1) Days 1, 7 and 14
- Systemic and sputum pharmacokinetics Days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics Days 1, 7 and 14

PULMATRIX

PUR1800: $2.4B in U.S. Peak Revenue Potential

Large Addressable AECOPD Burden

- **~16M** COPD patients in the U.S.
- **77%** experience at least one exacerbation annually
- **~18M** moderate-to-severe AECOPD episodes annually in U.S.
- **> 20%** corticosteroid treatment failure rate in moderate-to-severe AECOPD patients
- PUR1800 potentially has efficacy across the spectrum of causes of AECOPD

Prescriber Reported PUR1800 Utilization

Treatment Option	Current Use	Expected Use
PUR1800 (+ oral corticosteroids and/or antibiotics)	0%	~35%
Oral Corticosteroids + Antibiotics	~58%	~34%
Antibiotics Alone	~13%	~10%
Oral Corticosteroids Alone	~25%	~18%
No Treatment	~4%	~3%

PUR1800 Market Opportunity

Up to 35% expected use, in addition to standard of care (oral corticosteroids plus/minus antibiotic)

Pricing Potential & Market Access

70% payer market access with minimal use restrictions and launch price of $650 per incident

PULMATRIX

Source: Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

Our Mission

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system.

Appendix



Glossary of Terms

505(b)(2)	FDA Regulatory Pathway for Drug Approval
ABPA	Allergic Bronchopulmonary Aspergillosis
ACQ-6	Asthma Control Questionnaire 6
AECOPD	Acute Exacerbations in Chronic Obstructive Pulmonary Disease
BAL	Bronchoalveolar Lavage
CGRP	Calcitonin-Gene-Related Peptide
CMC	Chemistry Manufacturing and Controls
COPD	Chronic Obstructive Pulmonary Disease
FeNO	Fractional Exhaled Nitric Oxide
FEV_1	Forced Expiratory Volume in 1 Second
GI	Gastrointestinal
GLP	Good Laboratory Practice
HNV	Healthy Normal Volunteers
ICS	Inhaled Corticosteroid
IDSA	Infectious Disease Society of America
IgE	Immunoglobulin E Antibodies

IgG	Immunoglobulin G Antibodies
IND	Investigational New Drug
IP	Intellectual Property
LPS	Lipopolysaccharide
MAD	Multiple Ascending Dose
MAPK	Mitogen-Activated Protein Kinases
NSKI	Narrow Spectrum Kinase Inhibitor
PD	Pharmacodynamics
PK	Pharmacokinetics
POC	Proof of Concept
POM	Proof of Mechanism
Pulmazole	PUR1900
SAD	Single Ascending Dose
SOC	Standard of Care
Sporanox	Oral Itraconazole 200mg

PULMATRiX